First M&F Corp. Reports Increase in Year Over Year Second Quarter Earnings

    KOSCIUSKO, Miss., July 18 /PRNewswire-FirstCall/ -- First M&F Corp. (Nasdaq:
FMFC) reported today that net income for the quarter ended June 30, 2007 was $3.535 million, or $.39 basic and diluted earnings per share, compared to $3.252 million, or $.36 basic and diluted earnings per share for the second quarter of 2006.

    For the second quarter of 2007 the annualized return on assets was .92%, while return on equity was 10.69%. Comparatively, the return on assets for the second quarter of 2006 was .86%, with a return on equity of 10.78%.

    "We are pleased to be able to announce an increase in earnings over 2006, consistent performance ratios, solid fundamentals and growth. These are all encouraging results for which we are thankful. Our mission and focus is to build the performance and value of FMFC over time with consistency. To have done this the first half of 2007 is positive, given the difficult economic environment", said Hugh Potts, Jr., Chairman and CEO. Potts added, "The flat yield curve, caution in the real estate market and modest economic growth make margin retention and balanced growth of earning assets and funding a challenge. We believe asset quality to be good and holding. Costs of operation are a concern, but manageable, and a healthy and patient focus upon execution is in order."

    Mr. Potts further commented, "Our investment in new markets and the resultant pursuit of business opportunities remains viable. We are optimistic about the future growth, performance and value of FMFC. M&F is positioned to serve the present and future needs of our customers from a well situated base."

    Net Interest Income

    Reported net interest income was up by 2.1% compared to the second quarter of 2006, with the net interest margin decreasing to 4.00% on a tax equivalent basis in the second quarter of 2007 as compared to 4.05% in the second quarter of 2006. The significant contributor to the increase in net interest income was balance sheet growth offset by continuing erosion in spreads as funding rates increased more than asset yields. The net interest margin for the first quarter of 2007 was 3.94% as compared to 3.99% for the fourth quarter of 2006 and 4.04% for the third quarter of 2006. Loan yields increased to 7.90% in the second quarter of 2007 from 7.48% in the second quarter of 2006. Loan yields also increased slightly from the first quarter of 2007 to the second quarter as the prime rate remained at 8.25%. Loan yields have increased over the last eleven quarters in the higher rate environment. Average loans were $1.122 billion for the second quarter of 2007 as compared to $1.102 billion for the first quarter of 2007 and $1.065 billion during the second quarter of 2006. Loans increased by $38.329 million in the second quarter of 2007 and grew by $21.268 million in the first quarter. Deposit costs increased in the second quarter of 2007 from the first quarter of 2007 and from the second quarter of 2006, in response to the continuing higher rate environment and competitive pressures. Deposit costs were 3.53% in the second quarter of 2007 as compared to 2.96% in the second quarter of 2006. Deposits rose by $3.296 million during the second quarter of 2007. Management plans to continue to focus on core deposit growth for 2007 to offset the influence that rising rates may have on the cost of funds and the net interest margin. Loans as a percentage of assets were 72.38% at June 30, 2007 as compared to 70.44% at June 30, 2006 and 70.59% at December 31, 2006. Loans grew by 6.18% since the second quarter of 2006 while deposits grew by 0.62%.

    Non-interest Income

    Non-interest income, excluding securities transactions, for the second quarter of 2007 was flat compared to the second quarter of 2006, with deposit-related income down slightly and mortgage income, still a relatively small contributor, up by 84.54%. Insurance agency commissions were up by 3.49%.

    A major part of non-interest income is from deposit sources. Deposit revenues continue to be supported by debit card fee income, which has increased by 19.87% in the second quarter of 2007 over 2006, while overdraft fee income fell by 3.35%.

    Non-interest Expenses

    Non-interest expenses were up by 1.38% in the second quarter of 2007 as compared to the second quarter of 2006. Salaries and benefits were up by 2.71%.

    Credit Quality

    Annualized net loan charge-offs as a percent of average loans for the second quarter of 2007 were .30% as compared to .13% for the same period in 2006. Non-accrual and 90-day past due loans as a percent of total loans were .55% at the end of the second quarter of 2007 as compared to .30% at the end of the 2006 quarter. The allowance for loan losses as a percentage of loans was 1.31% at June 30, 2007 as compared to 1.37% at June 30, 2006. The provision for loan losses decreased to $.630 million in the second quarter of 2007 from $1.004 million in the second quarter of 2006 due to stable loan quality and modest loan growth.

    Balance Sheet

    Total assets at June 30, 2007 were $1.585 billion as compared to $1.540 billion at the end of 2006 and $1.533 billion at June 30, 2006. Total loans were $1.147 billion compared to $1.087 billion at the end of 2006 and $1.080 billion at June 30, 2006. Deposits were $1.212 billion compared to $1.186 billion at the end of 2006 and $1.205 billion at June 30, 2006. Total capital was $132.601 million, or $ 14.63 in book value per share at June 30, 2007.

    Growth

    The Company opened a new branch in Madison, Mississippi in April 2006. The Company acquired Columbiana Bancshares, Inc. and its subsidiary, First National Bank of Shelby County (Alabama) in February 2006 and Crockett County Bancshares and its subsidiary, Bells Banking Company (Tennessee) in May 2006. Both banks were merged with M&F Bank at the time of closing. The Company issued $30 million in Trust Preferred securities in February, 2006 in connection with the Alabama merger. The Company also opened two new banking locations in the Memphis, Tennessee metropolitan area and converted an existing loan production office in the area to a full-service branch. In November 2006 the Company opened a full-service banking location in Crestview, Okaloosa County, Florida. In June 2007 the Company opened another full-service banking location in Cordova, Tennessee in the Memphis metro market.

    About First M&F Corporation

    First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 31 communities in Mississippi, Alabama, Tennessee and Florida.

    Caution Concerning Forward-Looking Statements

    This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

    First M&F Corporation
    Condensed Consolidated Statements of Condition (Unaudited)
    (In thousands, except share data)

                                      June 30  December 31  June 30
                                       2007       2006       2006
                                   ---------  ---------  ---------
    Cash and due from banks           47,966     59,793     60,516
    Interest bearing bank balances    19,390      3,690      7,689
    Federal funds sold                     -          -     11,100
    Securities available for sale
     (cost of $237,571, $263,238
     and $244,788)                   235,290    261,828    240,907
    Loans held for sale                6,659      7,263     10,356

    Loans                          1,146,879  1,087,283  1,080,146
    Allowance for loan losses         15,059     14,950     16,047
                                   ---------  ---------  ---------
         Net loans                 1,131,820  1,072,333  1,064,099

    Bank premises and equipment       42,920     41,128     38,973
    Accrued interest receivable       12,499     12,590     10,940
    Other real estate                  3,652      3,135      4,870
    Goodwill                          32,572     32,572     33,958
    Other intangible assets            7,807      8,113      5,058
    Other assets                      44,132     37,830     44,853
                                   ---------  ---------  ---------
         Total assets              1,584,707  1,540,275  1,533,319

    Non-interest bearing deposits    187,604    180,273    197,328
    Interest bearing deposits      1,024,556  1,005,709  1,007,390
                                   ---------  ---------  ---------
         Total deposits            1,212,160  1,185,982  1,204,718

    Federal funds and repurchase
     agreements                       12,877     19,612      4,037
    Other borrowings                 186,762    166,400    160,877
    Junior subordinated debt          30,928     30,928     30,928
    Accrued interest payable           4,219      4,784      4,184
    Other liabilities                  5,141      4,503      8,075
                                   ---------  ---------  ---------
         Total liabilities         1,452,087  1,412,209  1,412,819

    Noncontrolling interest in
     subsidiaries                         19         19         21

    Common stock, 9,061,080,
     9,046,226 and 9,020,926
     shares issued & outstanding      45,305     45,231     45,105
    Additional paid-in capital        30,389     30,315     29,745
    Nonvested restricted stock awards    507        375        230
    Retained earnings                 59,412     54,707     49,681
    Accumulated other comprehensive
     income                           (3,012)    (2,581)    (4,282)
                                   ---------  ---------  ---------
         Total equity                132,601    128,047    120,479
                                   ---------  ---------  ---------
         Total liabilities &
          equity                   1,584,707  1,540,275  1,533,319

    First M&F Corporation and Subsidiary
    Condensed Consolidated Statements of Income (Unaudited)
    (In thousands, except share data)

                                    Three Months Ended       Six Months Ended
                                         June 30                June 30
                                       2007       2006       2007       2006
                                      ------     ------     ------     ------
    Interest and fees on loans        22,065     19,823     43,284     37,583
    Interest on loans held for sale      136        131        248        201
    Taxable investments                2,367      2,216      4,851      4,010
    Tax exempt investments               447        482        909        967
    Federal funds sold                    56        192         68        430
    Interest bearing bank balances        54         67         97        125
                                      ------     ------     ------     ------
         Total interest income        25,125     22,911     49,457     43,316

    Interest on deposits               8,848      7,320     17,519     13,167
    Interest on fed funds and
     repurchase agreements               149         53        337        169
    Interest on other borrowings       2,114      1,795      4,084      3,547
    Interest on subordinated debt        492        504        988        745
                                      ------     ------     ------     ------
         Total interest expense       11,603      9,672     22,928     17,628
                                      ------     ------     ------     ------
         Net interest income          13,522     13,239     26,529     25,688
    Provision for possible loan
     losses                              630      1,004      1,260      1,957
                                      ------     ------     ------     ------
         Net interest income after
          loan loss                   12,892     12,235     25,269     23,731

    Service charges on deposits        2,698      2,724      5,197      4,987
    Mortgage banking income              358        194        774        425
    Agency commission income           1,008        974      2,049      1,924
    Fiduciary and brokerage income       150        171        287        329
    Other income                         647        799      2,111      1,543
    Gains (losses) on AFS investments      -         (3)         -         (4)
                                      ------     ------     ------     ------
         Total noninterest income      4,861      4,859     10,418      9,204

    Salaries and employee benefits     7,303      7,110     14,554     13,391
    Net occupancy expense                902        847      1,769      1,558
    Equipment expenses                   918        783      1,815      1,521
    Software and processing expenses     360        364        704        673
    Intangible asset amortization        121         89        306        134
    Other expenses                     2,905      3,146      6,043      6,056
                                      ------     ------     ------     ------
         Total noninterest expense    12,509     12,339     25,191     23,333
                                      ------     ------     ------     ------
         Net income before taxes       5,244      4,755     10,496      9,602
    Income taxes                       1,702      1,502      3,393      3,074
    Noncontrolling interest in
     earnings (losses) of
     subsidiaries, net of income
     taxes of $4, $1, $8, and $4           7          1         14          7
                                      ------     ------     ------     ------
         Net income                    3,535      3,252      7,089      6,521

    Weighted average shares
     (basic)                       9,057,948  9,010,951  9,055,302  9,002,295
    Weighted average shares
     (diluted)                     9,107,310  9,062,107  9,105,396  9,044,222
    Basic earnings per share           $0.39      $0.36      $0.78      $0.73
    Diluted earnings per share         $0.39      $0.36      $0.78      $0.72

    Return on assets (annualized)      0.92%      0.86%      0.93%      0.91%
    Return on equity (annualized)     10.69%     10.78%     10.93%     10.99%
    Efficiency ratio                  66.92%     67.02%     67.05%     65.69%
    Net interest margin
     (annualized, tax-equivalent)      4.00%      4.05%      3.97%      4.10%
    Net charge-offs to average
     loans (annualized)                0.30%      0.13%      0.21%      0.12%
    Nonaccrual and 90 day accruing
     loans to total loans              0.55%      0.30%      0.55%      0.30%

    First M&F Corporation
    Financial Highlights
                                   QTD Ended  QTD Ended  QTD Ended  QTD Ended
                                    June 30    March 31   Dec. 31    Sept. 30
                                     2007       2007       2006       2006
                                  ---------  ---------  ---------  ---------
    Per Common Share (diluted):
    Net income                         0.39       0.39       0.41       0.40
    Cash dividends paid                0.13       0.13       0.13       0.13
    Book value                        14.63      14.46      14.15      13.81
    Closing stock price               18.63      18.40      19.59      18.28

    Loan Portfolio Composition:
     (in thousands)
    Commercial, financial and
     agricultural                   167,184    153,798    150,905    166,964
    Non-residential real estate     672,764    644,816    621,841    606,293
    Residential real estate         220,876    221,747    221,911    225,321
    Home equity loans                37,374     37,496     40,136     40,509
    Consumer loans                   41,385     43,616     45,871     46,665
    Other loans                       7,296      7,077      6,619      6,051
                                  ---------  ---------  ---------  ---------
       Total loans                1,146,879  1,108,550  1,087,283  1,091,803

    Deposit Composition: (in
     thousands)
    Noninterest-bearing deposits    187,604    188,116    180,273    191,180
    NOW deposits                    205,347    196,035    199,666    239,395
    MMDA deposits                   137,245    132,068    128,694    126,119
    Savings deposits                102,376     99,549     94,815     96,001
    Certificates of deposit under
     $100,000                       281,597    293,426    296,222    293,472
    Certificates of deposit
     $100,000 and over              269,890    265,826    251,291    227,941
    Brokered certificates of
     deposit                         28,101     33,844     35,021     30,170
                                  ---------  ---------  ---------  ---------
       Total deposits             1,212,160  1,208,864  1,185,982  1,204,278

    Nonperforming Assets: (in
     thousands)
    Nonaccrual loans                  5,886      4,019      3,557      2,949
    Accruing loans past due 90
     days or more                       455        254        376        621
                                  ---------  ---------  ---------  ---------
       Total nonperforming loans      6,341      4,273      3,933      3,570
    Other real estate                 3,652      2,270      3,135      4,090
                                  ---------  ---------  ---------  ---------
       Total nonperforming assets 9,993 6,543 7,068 7,660 Total nonperforming assets to
     assets ratio                     0.63%      0.42%      0.46%      0.50%

    Allowance For Loan Loss
     Activity: (in thousands)
    Beginning balance                15,276     14,950     16,094     16,047
    Acquisitions                          -          -          -          -
    Provision for loan loss             630        630        121        954
    Charge-offs                        (984)      (935)    (1,675)    (1,103)
    Recoveries                          137        631        410        196
                                  ---------  ---------  ---------  ---------
    Ending balance                   15,059     15,276     14,950     16,094

    First M&F Corporation
    Financial Highlights
                                   QTD Ended  QTD Ended  QTD Ended  QTD Ended
                                    June 30   March 31    Dec. 31    Sept. 30
                                      2007       2007       2006       2006
                                     ------     ------     ------     ------
    Condensed Income Statements:
     (in thousands)

    Interest income                  25,125     24,332     24,434     23,754
    Interest expense                 11,603     11,325     11,112     10,416
                                     ------     ------     ------     ------
       Net interest income           13,522     13,007     13,322     13,338
    Provision for loan losses           630        630        121        954
    Noninterest revenues              4,861      5,557      5,238      5,412
    Noninterest expenses             12,509     12,682     12,904     12,394
                                     ------     ------     ------     ------
       Net income before taxes        5,244      5,252      5,535      5,402
    Income taxes                      1,702      1,691      1,796      1,734
    Noncontrolling interest               7          7          -          3
                                     ------     ------     ------     ------
       Net income                     3,535      3,554      3,739      3,665

    Tax-equivalent net interest
     income                          13,831     13,323     13,641     13,662

    Selected Average Balances: (in
     thousands)
    Assets                        1,546,058  1,540,916  1,522,204  1,506,955
    Loans held for investment     1,122,129  1,101,879  1,083,648  1,083,451
    Earning assets                1,386,464  1,372,001  1,357,687  1,341,569
    Deposits                      1,187,020  1,194,302  1,176,121  1,178,793
    Equity                          132,636    128,975    126,694    123,017

    Selected Ratios:
    Return on average assets
     (annualized)                      0.92%      0.94%      0.97%      0.96%
    Return on average equity
     (annualized)                     10.69%     11.18%     11.71%     11.82%
    Average equity to average assets   8.58%      8.37%      8.32%      8.16%
    Net interest margin
     (annualized, tax-equivalent)      4.00%      3.94%      3.99%      4.04%
    Efficiency ratio                  66.92%     67.17%     68.25%     65.09%
    Net charge-offs to average
     loans (annualized)                0.30%      0.11%      0.46%      0.33%
    Nonaccrual and 90 day accruing
     loans to total loans              0.55%      0.38%      0.36%      0.33%
    Price to book (x)                   1.27       1.27       1.38       1.32
    Price to earnings (x)              11.94      11.79      11.95      11.42

    Historical Earnings Trends:                     EPS
                                  (in thousands) (diluted)
                                  -------------- ---------
                             2Q 2007      3,535     0.39
                             1Q 2007      3,554     0.39
                             4Q 2006      3,739     0.41
                             3Q 2006      3,665     0.40
                             2Q 2006      3,251     0.36
                             1Q 2006      3,270     0.36
                             4Q 2005      3,065     0.34
                             3Q 2005      3,284     0.37
                             2Q 2005      3,045     0.34
                             1Q 2005      3,198     0.35
                             4Q 2004      2,640     0.29



    Revenue Statistics:                         Non-       Non-
                                                interest   interest
                                                Revenues   Revenues  Contribu-
                                   Revenues     to Ttl.    to Avg.   ion
                                   Per FTE      Revenues   Assets    Margin
                                 (thousands)    (percent)  (percent) (percent)
                             ----------------   ---------  --------- ---------
                             2Q 2007     33.3      26.01%       1.26%   60.93%
                             1Q 2007     33.4      29.43%       1.44%   61.60%
                             4Q 2006     33.4      27.86%       1.37%   62.39%
                             3Q 2006     33.9      28.26%       1.42%   62.79%
                             2Q 2006     33.2      26.39%       1.29%   61.39%
                             1Q 2006     33.4      25.40%       1.25%   63.27%
                             4Q 2005     33.3      24.29%       1.22%   62.09%
                             3Q 2005     33.5      28.33%       1.47%   62.48%
                             2Q 2005     33.0      26.50%       1.36%   63.82%
                             1Q 2005     32.7      27.32%       1.43%   65.43%
                             4Q 2004     32.2      25.09%       1.28%   63.01%


    Expense Statistics:             Non-interest
                                     Expense to   Efficiency
                                    Avg. Assets     Ratio
                                     (percent)    (percent)
                                    -----------   ---------
                             2Q 2007   3.25%       66.92%
                             1Q 2007   3.29%       67.17%
                             4Q 2006   3.36%       68.25%
                             3Q 2006   3.26%       65.09%
                             2Q 2006   3.28%       67.02%
                             1Q 2006   3.17%       64.26%
                             4Q 2005   3.29%       65.20%
                             3Q 2005   3.24%       62.46%
                             2Q 2005   3.23%       63.12%
                             1Q 2005   3.18%       60.94%
                             4Q 2004   3.36%       65.80%

    Contribution Margin:
                         (Tax-equivalent net interest income + noninterest
                                   revenues - salaries and benefits)

                                          divided by

                         (Tax-equivalent net interest income + noninterest
                                          revenues)

    Efficiency Ratio:
                                      Noninterest expense

                                         divided by

                        (Tax-equivalent net interest income + noninterest
                                          revenues)

    First M&F Corporation
    Average Balance Sheets/Yields and Costs
     (tax-equivalent) (In thousands with yields and
       costs annualized)                 QTD June 2007        QTD June 2006
                                       Average    Yield/     Average   Yield/
                                       Balance     Cost      Balance    Cost
                                      ---------    ----    ---------    ----
    Interest bearing bank balances        4,726    4.61%       7,577    3.55%
    Federal funds sold                    6,247    3.59%      16,007    4.80%
    Taxable investments (amortized
     cost)                              197,922    4.80%     193,769    4.59%
    Tax-exempt investments
     (amortized cost)                    45,654    6.26%      50,140    6.15%
    Loans held for sale                   9,786    5.59%       8,646    6.06%
    Loans held for investment         1,122,129    7.90%   1,064,858    7.48%
                                      ---------    ----    ---------    ----
       Total earning assets           1,386,464    7.36%   1,340,997    6.95%
    Non-earning assets                  159,594              169,852
                                      ---------            ---------
       Total average assets           1,546,058            1,510,849

    NOW                                 190,049    1.35%     231,908    1.66%
    MMDA                                136,525    2.52%     129,239    1.77%
    Savings                              99,997    2.75%      97,403    2.09%
    Certificates of Deposit             578,631    4.62%     534,911    3.96%
    Short-term borrowings                12,069    4.98%       5,323    4.06%
    Other borrowings                    204,199    5.12%     188,941    4.88%
                                      ---------    ----    ---------    ----
       Total interest bearing
        liabilities                   1,221,470    3.81%   1,187,725    3.27%
    Non-interest bearing deposits       181,819              191,212
    Non-interest bearing liabilities     10,133               10,989
    Capital                             132,636              120,923
                                      ---------            ---------
       Total average liabilities and
        equity                        1,546,058            1,510,849
    Net interest spread                            3.55%                3.68%
    Effect of non-interest bearing
     deposits                                      0.49%                0.45%
    Effect of leverage                            -0.04%               -0.08%
                                                   ----                 ----
       Net interest margin, tax-equivalent         4.00%                4.05%
    Less tax equivalent adjustment:
       Investments                                 0.08%                0.08%
       Loans                                       0.01%                0.01%
                                                   ----                 ----
    Reported book net interest margin              3.91%                3.96%

    (In thousands with yields and costs
     annualized)                            YTD June 2007      YTD June 2006

                                           Average  Yield/    Average  Yield/
                                           Balance   Cost     Balance   Cost
                                         ---------   ----   ---------   ----
    Interest bearing bank balances           4,213   4.64%      7,618   3.32%
    Federal funds sold                       3,576   3.83%     20,293   4.28%
    Taxable investments (amortized cost) 203,571 4.81% 177,333 4.56% Tax-exempt investments (amortized
     cost)                                  46,599   6.27%     49,792   6.24%
    Loans held for sale                      9,254   5.41%      8,529   4.74%
    Loans held for investment            1,112,060   7.86%  1,029,806   7.37%
                                         ---------   ----   ---------   ----
       Total earning assets              1,379,273   7.32%  1,293,371   6.85%
    Non-earning assets                     164,228            155,536
                                         ---------          ---------
       Total average assets              1,543,501          1,448,907

    NOW                                    197,780   1.37%    226,037   1.58%
    MMDA                                   131,938   2.42%    126,969   1.67%
    Savings                                 98,478   2.69%     93,820   2.06%
    Certificates of Deposit                582,546   4.60%    497,722   3.80%
    Short-term borrowings                   13,302   5.12%      7,250   4.71%
    Other borrowings                       199,183   5.13%    182,833   4.73%
                                         ---------   ----   ---------   ----
       Total interest bearing
        liabilities                      1,223,227   3.78%  1,134,631   3.13%
    Non-interest bearing deposits          179,900            184,358
    Non-interest bearing liabilities         9,558             10,240
    Capital                                130,816            119,678
                                         ---------          ---------
       Total average liabilities and
        equity                           1,543,501          1,448,907
    Net interest spread                              3.54%              3.72%
    Effect of non-interest bearing
     deposits                                        0.48%              0.44%
    Effect of leverage                              -0.05%             -0.06%
                                                     ----               ----
       Net interest margin, tax-
        equivalent                                   3.97%              4.10%
    Less tax equivalent adjustment:
       Investments                                   0.08%              0.08%
       Loans                                         0.01%              0.01%
                                                     ----               ----
    Reported book net interest margin                3.88%              4.01%


SOURCE  First M&F Corporation
                            07/18/2007

CONTACT: John G. Copeland, EVP & Chief Financial Officer of First M&F Corp., +1-662-289-8594 / First Call Analyst: FCMN Contact: Web site:
http://www.mfbank.com/ (FMFC)

CO:  First M&F Corporation
ST:  Mississippi
IN:  FIN
SU:  ERN